                                    EXHIBIT 99

       Trustee's Remittance Report in respect of the August Remittance Date.


                     [THIS SPACE IS INTENTIONALLY LEFT BLANK]

================================================================================
                         FIRST BANK NATIONAL ASSOCIATION
                                   AS TRUSTEE

         EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1996-1
================================================================================

                                                                             PYMT PER FROM DATE       Jan. 15, 1997
                                                                             PYMT PER TO DATE         February 18, 1997

                                                                                  PER $1,000             PER $1,000
                                                                                 ORIGINAL BAL           ORIGINAL BAL
                                                                                  CLASS A-1             CLASS A-2
                                                                                108,420,000.00          92,880,000.00
CLASS A-1 PRINCIPAL BALANCE (Beginning)                     51,684,472.35          476.70607222
CLASS A-2 PRINCIPAL BALANCE (Beginning)                     92,880,000.00                              1000.00000000
CLASS A-3 PRINCIPAL BALANCE (Beginning)                     30,290,000.00
CLASS A-4 PRINCIPAL BALANCE (Beginning)                     36,870,000.00
CLASS A-5 PRINCIPAL BALANCE (Beginning)                     10,700,000.00
CLASS A-6 PRINCIPAL BALANCE (Beginning)                     22,579,482.78
Fixed Rate POOL PRINCIPAL BALANCE (Beginning)              222,424,472.35         2051.50776932        2394.75099429
Variable Rate POOL PRINCIPAL BALANCE (Beginning)            22,579,482.78
Total POOL PRINCIPAL BALANCE (Beginning)                   245,003,955.13         2259.76715671        2637.85481406

MORTGAGES:
NUMBER OF PRINCIPAL PREPAYMENTS                                       150
PRINCIPAL BALANCE OF Fixed Rate MORTGAGES PREPAYING          5,443,378.20           50.20640288
PRINCIPAL BALANCE OF Var. Rate MORTGAGES PREPAYING             774,585.74
PRINCIPAL BALANCE OF MORTGAGES PREPAYING                     6,217,963.94

AMOUNT OF Fixed Rate CURTAILMENTS RECEIVED                      25,821.07            0.23815781
AMOUNT OF Variable Rate CURTAILMENTS RECEIVED                      715.04
TOTAL AMOUNT OF CURTAILMENTS RECEIVED                           26,536.11

AGGREGATE AMOUNT OF PRINCIPAL PORTION OF -
MONTHLY PAYMENTS RECEIVED - Fixed Rate Pool                    326,653.60            3.01285372
MONTHLY PAYMENTS RECEIVED - Var. Rate Pool                      11,006.15
MONTHLY PAYMENTS RECEIVED - Total Pool                         337,659.75

ENDING CLASS A-1 PRINCIPAL BALANCE                          45,625,735.87          420.82397962
ENDING CLASS A-2 PRINCIPAL BALANCE                          92,880,000.00                              1000.00000000
ENDING CLASS A-3 PRINCIPAL BALANCE                          30,290,000.00
ENDING CLASS A-4 PRINCIPAL BALANCE                          36,870,000.00
ENDING CLASS A-5 PRINCIPAL BALANCE                          10,700,000.00
ENDING CLASS A-6 PRINCIPAL BALANCE                          21,793,175.85
Fixed Rate POOL PRINCIPAL BALANCE (Ending)                 216,365,735.87         1995.62567672        2329.51912005
Variable Rate POOL PRINCIPAL BALANCE (Ending)               21,793,175.85
Total POOL PRINCIPAL BALANCE (Ending)                      238,158,911.72         2196.63264822        2564.15710293

                                                            PER $1,000          PER $1,000            PER $1,000
                                                           ORIGINAL BAL        ORIGINAL BAL          ORIGINAL BAL
                                                             CLASS A-3           CLASS A-4             CLASS A-5
                                                           30,290,000.00       36,870,000.00         10,700,000.00

CLASS A-1 PRINCIPAL BALANCE (Beginning)
CLASS A-2 PRINCIPAL BALANCE (Beginning)
CLASS A-3 PRINCIPAL BALANCE (Beginning)                    1000.00000000
CLASS A-4 PRINCIPAL BALANCE (Beginning)                                        1000.00000000
CLASS A-5 PRINCIPAL BALANCE (Beginning)                                                              1000.00000000
CLASS A-6 PRINCIPAL BALANCE (Beginning)
Fixed Rate POOL PRINCIPAL BALANCE (Beginning)              7343.16514856       6032.66808652        20787.33386449
Variable Rate POOL PRINCIPAL BALANCE (Beginning)
Total POOL PRINCIPAL BALANCE (Beginning)                   8088.60862100       6645.07608164        22897.56590000

MORTGAGES:
NUMBER OF PRINCIPAL PREPAYMENTS
PRINCIPAL BALANCE OF Fixed Rate MORTGAGES PREPAYING
PRINCIPAL BALANCE OF Var. Rate MORTGAGES PREPAYING
PRINCIPAL BALANCE OF MORTGAGES PREPAYING

AMOUNT OF Fixed Rate CURTAILMENTS RECEIVED
AMOUNT OF Variable Rate CURTAILMENTS RECEIVED
TOTAL AMOUNT OF CURTAILMENTS RECEIVED

AGGREGATE AMOUNT OF PRINCIPAL PORTION OF -
MONTHLY PAYMENTS RECEIVED - Fixed Rate Pool
MONTHLY PAYMENTS RECEIVED - Var. Rate Pool
MONTHLY PAYMENTS RECEIVED - Total Pool

ENDING CLASS A-1 PRINCIPAL BALANCE
ENDING CLASS A-2 PRINCIPAL BALANCE
ENDING CLASS A-3 PRINCIPAL BALANCE                         1000.00000000
ENDING CLASS A-4 PRINCIPAL BALANCE                                             1000.00000000
ENDING CLASS A-5 PRINCIPAL BALANCE                                                                   1000.00000000
ENDING CLASS A-6 PRINCIPAL BALANCE
Fixed Rate POOL PRINCIPAL BALANCE (Ending)                 7143.14083427       5868.34108679        20221.09681028
Variable Rate POOL PRINCIPAL BALANCE (Ending)
Total POOL PRINCIPAL BALANCE (Ending)                      7862.62501552       6459.42261242        22257.84221682